THIS SETTLEMENT DEED is made on the 27th day of October 2000.

BETWEEN


(1) OPAL TECHNOLOGIES, INC. (formerly know as Med-tex Corporation), a company incorporated in the State of Nevada in the United States of America, with address of Hong Kong office at Suite 2810, Shun Tak Centre, West Tower No. 200 Connaught Road Central, Hong Kong ("Company"); and

(2) BESTALONG GROUP INC, a company incorporated in the British Virgin Islands with correspondence address in Hong Kong at c/o Messrs. Simon Cheung & Co. of Suite B, 5/F., Two Chinachem Plaza, 68 Connaught Road Central, Hong Kong ("BGI"); and

(3) BESTALONG INC, a company incorporated in Republic of Liberia with correspondence address in Hong Kong at c/o Messrs. Simon Cheung & Co. of Suite B, 5/F, Two Chinachem Plaza, 68 Connaught Road Central, Hong Kong ("BI"); and

(4) KOON KING CHUNG, JOHN c/o Messrs. Simon Simon Cheung & Co. of Suite B, 5/F., Two Chinachem Plaza, 68 Connaught Road Central, Hong Kong Identity Card No. B924629(6) ("Mr. Koon").

WHEREAS


(A) BGI used to be the controlling shareholder of the Company after the Company was renamed Opal Technologies Inc. on 14th May 1997.

(B) Mr. Koon was a director and the Chief Executive Officer of the Company prior to 17 June 2000.

(C)  Mr. Koon was and still is a director of BGI.

(D) There are disputes on the Company's dealings between the Company or its subsidiaries and each of BGI, BI and Mr. Koon ("Disputes") and in order to settle the Disputes, the parties hereof have each agreed to take out certain actions as set in a Memorandum of Understanding signed on 29th September 2000.

(E) Along with the actions taken out respectively by the parties hereof under the said Memorandum of Understanding, the parties hereof further agree to full and final settle the Disputes on the terms and conditions hereinafter appearing.

NOW THIS DEED WITNESSETH AS FOLLOWS

     SPIRIT
     ------
1. In consideration of the Company or its subsidiaries agreeing to treat the contracts set out in the Schedule hereof as void to the effect that the Company or its subsidiaries should be put into their respective original positions as if the contracts were never performed, the parties hereof agree that BGI shall refund to the Company the consideration of the contracts in the total sum of RMB48,172,700.00 (equivalent to USD5,874,719.51) ("Contract Sum") particulars of which are set out in the Schedule hereof by means of set off in the manner hereinafter appearing.

     SET OFF ARRANGEMENTS
     --------------------
2. The parties hereof confirm that the book debt in the sum of USD1,663,768.43 collectively owing by the Company and/or its associate to BGI appeared in their respective account records since 1 January 2000 is accurate and that such sum of book debt shall be set off against the Contract Sum and BGI shall have no claim whatsoever against the Company and/or its associate hereafter.

3. The Company shall purchase from Oriental Alliance Limited its 100% equity in Anshun Opal Agricultural Biochemistry Company Limited ("Guizhou Equity"), a wholly foreign owned enterprise in Guizhou, China for a consideration initially fixed at RMB14,700,000 (equivalent to USD1,792,682.93) subject to adjustment and on condition that BGI and Mr. Koon shall undertake to the Company that each of them will perform or procure to perform such act and execute or procure to execute such documents as may be necessary to give a good and effective transfer of the legal and beneficial title in the Guizhou Equity to the Company and to enable the Company or its nominee to become the registered owner of Guizhou Equity within 2 months from the date hereof subject to the approval of the relevant Government authorities.

4. The Company and BGI shall complete the transfer to the Company for cancellation 4,836,536 shares ("Cancel Shares") of the Company legally and beneficially owned by the BGI. For the purpose of set off, the Cancel Shares are valued at a sum of USD2,418,268.15 which sum plus the amounts set out in Clauses 2 and 3 hereof completely set off the Contract Sum. The completion of the transfer shall take place upon execution of this Deed at office of Messrs. Deca Lin & Partners, Solicitors at Room 1504, 15th Floor, Vicwood Plaza, No. 199 Des Voeux Road Central, Hong Kong or at such other place as the parties hereof may agree when all the following businesses shall be transacted forthwith:-

4.1  BGI shall deliver up to the Company:-

     (a) a duly signed letter containing an irrevocable instruction to the Company's U.S. lawyer Mr. Hank Vanderkam of Messrs. Vanderkam & Sanders to release to the Company the share certificates for the Cancel Shares;

     (b) instruments of transfer of the Cancel Shares duly executed by or on behalf of BGI as transferor in favour of the Company;

     (c) if the instruments of transfer of the Cancel Shares are executed by attorney, duly certified valid power of attorney or other authority under which such execution is authorised; and

     (d) such other documents as may be necessary to give a good and effective transfer of the legal and beneficial title in the Cancel Shares to the Company for cancellation.

4.2  The Company and BGI shall each procure a board meeting be held at which:-

     (a) subject to the relative instruments being registered, the Cancel Shares shall be approved for cancellation; and

     (b) such other matters shall be dealt with and resolved upon as the Company shall reasonably require for the purposes of giving effect to the cancellation of the Cancel Shares.

     GUARANTEE
     ---------
5. BGI and Mr. Koon hereby jointly and severally guarantee to the Company that the books and account records of the Guizhou Equity is complete, true and correct and as a security for the guarantee, BGI will retain 500,000 shares ("Adjust Shares") of the Company for cancellation for the purpose of the adjustment (if any) against the final consideration of Guizhou Equity to be agree between the parties hereof within 2 months from the date hereof. For the purpose of adjustment, BGI will sign in escrow on the date hereof a letter containing an irrevocable instruction to the Company's U.S. lawyer Mr. Hank Vanderkam of Messrs. Vanderkam & Sanders to release to the Company the Adjust Shares and follow the requirements under Clause 4 hereof.

     CHINA CAN TRANSACTION
     ---------------------
6. The Company and BGI shall reverse the transaction relating to the investment into China Can Holding Inc. ("CCH") by the Company to the effect that the Company and BI upon completion of the reversion, would be put into their respective original positions as if the transaction were never performed. The completion of the reversion shall take place upon execution of hthe Deed at office of Messrs. Deca Lin & Partners, Solicitors at Room 1504, 15th Floor, Vicwood Plaza, No. 199 Des Voeux Road Central, Hong Kong or at such other place as the parties hereof may agree when all the following business shall be transacted forthwith:-


6.1  The Company shall deliver up to BI:-

     (a) share certificates for 5,000,000 shares of China Can Holding Inc. ("CCH Shares");

     (b) instruments of transfer of the CCH Shares duly executed by or on behalf of Company as transferor in favour of BI;

     (c) if the instruments of transfer of the CCH Shares are executed by attorney, duly certified valid power of attorney or other authority under which such execution is authorised; and

     (d) such other documents as may be necessary to give a good and effective transfer of the legal and beneficial title in the CCH Shares to BI.

6.2  BI shall:-

     (a) execute or procure due execution by it or on its behalf of the instrument of transfer of the CCH Shares; and

     (b) procure the stamping, if necessary, of the instruments of transfer of the CCH Shares within 14 days after completion.

6.3  BI shall deliver p to the Company:-

     (a)  share   certificates  for  25,000,000  shares  of  the  Company  ("OTI
          Shares");

     (b) instruments of transfer of the OTI Shares duly executed by or on behalf of BI as transferor in favour of the Company;

     (c) if the instruments of transfer of the OTI Shares are execute by attorne3y, duly certified valid power of attorney or other authority under which such execution is authorised; and

     (d) such other documents as may be necessary to give a good an effective transfer of the legal and beneficial title in the OTI Shares of the Company.

6.4  The Company shall:-

     (a) execute or procure due execution by it or on its behalf of the instrument of transfer of the OTI Shares; and

     (b) procure the stamping, if necessary, of the instruments of transfer of the OTI Shares within 14 days after completion.

6.5  BI and the Company shall each procure a board meeting be held at which:-

     (a) subject to the relative instruments being registered and duly stamped, if necessary, the Company and/or its nominee shall be approved for registration as the holder of the OTI Shares;

     (b) such other matters shall be dealt with and resolved upon as the Company shall reasonably require for the purposes of giving effect to reverse the OTI Shares;

     (c) subject to the relative instruments being registered and duly stamped, if necessary, BI and/or its nominee shall be approved for registration as the holder of the CCH Shares; and

     (d) such other matters shall be dealt with and resolved upon as BI shall reasonably require for the purposes of giving effect to revers the CCH Shares.

     INDEMNITY


7. BGI and Mr. Koon shall jointly and severally indemnify and keep the Company and/or its associates fully indemnified against all actions, claims, suits, fees and expenses arising out of or incidental to the performance or non-performance of undertakings or obligations of BGI, BI and Mr. Koon under this Deed.

     NOTICES

8. 8.1 Any notices or other communications to be given bya party to the other party shall be in writing and shall be deemed to have been so given if addressed to its address mentioned herein or such other address as may from time to time be notified by a party to the other party by notice of not less than two (2) days.

     8.2 Any notice or other communications shall be deemed to have been duly given if addressed to the party to whom the notice is given:-

          (a) upon personal delivery if left at the address shown on the envelope containing such notice;

          (b) two (2) days after the day of posting if sent by local registered post or seven (7) days after the day of posting if sent y registered airmail; or

          (c) at the time of transmission if sent by e-mail or facsimile transmission.

     8.3 In proving the giving of notice, it shall be sufficient to prove that personal delivery has been made, or that the notice was dispatched by registered post and properly addressed or that the transmitting machine confirmed the e-mail or facsimile transmission, as the case may be.

FURTHER ASSURANCE

9. The parties shall use their respective reasonable endeavours to procure that any necessary third parties shall do, execute and perform all such further deeds, documents, assurances, acts and things as any of the parties may reasonably require by notice in writing to the other to carry out the provisions of this Deed into full force and effect.

ENTIRE AGREEMENT

10. This Deed (together with any documents described in or expressed to be entered into in connection with this Deed) constitutes the entire agreement between the parties with respect to the matters of this Deed and supersedes all previous agreement between the parties in relation to such matters. Each of the parties hereby acknowledges that in entering into this Deed, it has not relied on any representation or warranty save as expressly set out herein or in any document referred to herein.

AMENDMENTS

11. No variation of this Deed shall be valid or effective unless made by one or more instruments in writing signed by such of the parties that would be affected by such variation.

SEVERABILITY

12. If at any time any one or more provisions hereof is or becomes invalid, illegal, unenforceable or incapable of performance in any respect, the validity, legality, enforceability or performance of the remaining provisions of this Deed shall not in any way be affected or impaired and shall continue in full force and effect.

WAIVER

13. No failure to exercise and no delay in exercising on the part of any of the parties any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power of privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Deed are cumulative and not exclusive of any rights or remedies otherwise provided by law.

TIME OF THE ESSENCE

14. Any date or period mentioned in this Deed may be extended by agreement between the parties failing which, as regards any such date or period, time shall be of the essence of this Deed.

MISCELLANEOUS

15.  (a) References to Clauses are references to the clauses of this Deed.

     (b) References to masculine gender include references to the feminine gender and the neuter gender and vice versa.

     (c) References to personal include references to individuals, firms, companies, corporations and unincorporated bodies of persons and vice versa.

     (d) References to the singular number include references to the plural and vice versa.

     (e) The headings in this Deed are for convenience only and do not affect the interpretation hereof.

LAW AND JURISDICTION

16. This Deed shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region and the parties hereof agree to submit to the non-exclusive jurisdiction of the courts of the Hong Kong Special Administrative Region.

     IN WITNESS whereof the parties have hereunto set their hands and seals the day and year first above written.


                                      SEALED with the Common Seal and  )
                                      SIGNED by CHENG KAI SUM on       )
                                      behalf of Opal Technologies, Inc )
                                      in the presence of:-             )






                                      SEALED with the Common Seal and    )
                                      SIGNED by Koon King Chung, John on )
                                      behalf of Bestalong Group Inc      )
                                      in the presence of:-               )





                                      SEALED with the Common Seal and    )
                                      SIGNED by Koon King Chung, John on )
                                      behalf of Bestalong Inc            )
                                      in the presence of:-               )





                                      SEALED SEALED and DELIVERED       )
                                      by Mr. Koon King Chung, John      )
                                      in the presence of:-              )


                                    Schedule

---------- ---------------------------------------- ---------------------- -----------------------

   A                     B                                      C                       D
---------- ---------------------------------------- ---------------------- -----------------------

Item No.                 Description                           Date               Consideration
---------- ---------------------------------------- ---------------------- -----------------------

1.         Agreement for the Appointment of               3 January 1996         RMB7,982,700.00
           Market Development Consultant of
           Opal Fertilizer Products
---------- ---------------------------------------- ---------------------- -----------------------

2.         Agreement for the Technological                 8 April 1996          RMB9,500,000.00
           Development of Mass  Production of Opal
           Fertilizer Products
---------- ---------------------------------------- ---------------------- -----------------------

3.         Contract  for the Purchase of Machinery      30 September 1996       RMB16,500,000.00
           (Contract no.:960930)
---------- ---------------------------------------- ---------------------- -----------------------

4.         Contract  for the Purchase of Machinery       26 October 1996        RMB14,190,000.00
           (Contract no.:961026)
---------- ---------------------------------------- ---------------------- -----------------------


                                                         Total: RMB48,172,700.00